November 17, 2003


                               Kenwood Funds, Inc.
                       Supplement to the Prospectus dated
                                September 1, 2003


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The expense example below should replace the expense example on page 6 of the current Prospectus.

One year          Three Years               Five Years                 Ten Years
--------          -----------               ----------                 ---------
$ 102 *           $918**                    $2,304**                   $5,578**


* Please note that the one year cost is based on the Fund's net expenses resulting from the Adviser's agreement to limit annual regular operating expenses to one percent for the two-year period ending April 30, 2005.

** The three, five, and ten year figures are based upon the Fund's expenses for the next two years being limited to one percent plus the expenses in years three through ten that would be incurred without the expense limitation.




               Please retain this Supplement with your Prospectus.